Pending exterran transaction	3 Months Ended
Mar. 31, 2022
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Pending exterran transaction
NOTE 20. PENDING EXTERRAN TRANSACTION
On January 24, 2022, Enerflex and Exterran Corporation (NYSE: EXTN) announced they have entered into a definitive agreement to combine the companies in an all-share
transaction to create a premier integrated global provider of energy infrastructure. Upon completion of the transaction, which will require shareholder and regulatory approval, the combined entity will operate as Enerflex Ltd. Subject to all approvals, Enerflex anticipates closing the Transaction during the second half of 2022.

During the quarter, Enerflex also completed the syndication of a new senior secured revolving credit facility for a
3-year
term. Enerflex elected to upsize the credit facility from $600 million USD to $700 million USD to provide enhanced liquidity and is in addition to the fully committed $925 million
5-year
bridge loan facility. Additionally, S&P Global Ratings (“S&P”) and Fitch Ratings Ltd. (“Fitch”) have each provided an initial credit rating for the pro forma combination of Enerflex and Exterran. S&P’s initial corporate credit rating is
BB-
with a stable outlook and Fitch’s initial long-term issuer rating is
BB-
with a stable outlook. The ratings will be used to support our previously announced high yield debt offering that we intend to
pursue.